UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 7, 2021

Consensus Cloud Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40750	87-1139414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Flower Street, 15th Floor

Los Angeles, California 90017

(Address of principal executive offices) (Zip Code)

(323) 860-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCSI	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On October 7, 2021, Consensus Cloud Solutions, Inc. (the “Company”) entered into a Separation and Distribution Agreement with Ziff Davis, Inc. (formerly known as J2 Global, Inc., “Ziff Davis”), pursuant to which Ziff Davis agreed to transfer its Cloud Fax business to the Company (the “Separation”) and distribute approximately 80.1% of the outstanding shares of common stock of the Company to Ziff Davis shareholders in a tax-free distribution (the “Distribution”). The Distribution was made on October 7, 2021 to Ziff Davis shareholders of record as of the close of business on October 1, 2021. As a result of the Distribution, the Company is now an independent public company and its common stock is listed under the symbol “CCSI” on the Nasdaq Global Select Market.

In connection with the Separation and Distribution, on October 7, 2021, the Company entered into various agreements with Ziff Davis contemplated by the Separation and Distribution Agreement to provide a framework for the Company’s relationship with Ziff Davis after the Separation and Distribution, including the following agreements:

•	A Separation and Distribution Agreement;

•	A Transition Services Agreement

•	A Tax Matters Agreement

•	An Employee Matters Agreement

•	An Intellectual Property License Agreement

•	A Stockholder and Registration Rights Agreement

Summaries of certain terms of the Separation and Distribution Agreement and these other agreements can be found in the section entitled “Certain Relationships and Related Person Transactions” on pages 102-107 of the Company’s information statement, dated September 23, 2021 (the “Information Statement”), which was filed as Exhibit 99.1 to Amendment No. 3 to the Company’s Form 10 filed on September 21, 2021, and are incorporated herein by reference. The descriptions of these agreements contained therein and herein are qualified in their entirety by reference to the full text of these agreements, which are attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, each of which is incorporated by reference into this Item 1.01.

Indentures for 2026 Notes and 2028 Notes

In connection with the Distribution, on October 7, 2021, the Company issued $305 million of 6.0% senior notes due 2026 (the “2026 Notes”) and $500 million of 6.5% senior notes due 2028 (the “2028 Notes”). The 2026 Notes were issued pursuant to an Indenture, dated as of October 7, 2021, by and between the Company and Wilmington Trust, National Association, as trustee (the “2026 Indenture”), and the 2028 Notes were issued pursuant to an Indenture, dated as of October 7, 2021, by and between the Company and Wilmington Trust, National Association, as trustee (the “2028 Indenture”).

A description of the 2026 Notes and the 2028 Notes, including the terms of the notes pursuant to the indentures, is set forth under Item 2.03 of the Company’s Current Report on Form 8-K filed on September 28, 2021, which description is incorporated herein by reference. The descriptions contained herein and therein are qualified in their entirety by reference to the full text of each of the 2026 Indenture, the 2028 Indenture, the form of 2026 Note and the form of 2028 Note, which are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, each of which is incorporated by reference into this item 1.01.

Item 2.01. Completion of the Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The Distribution described in the Information Statement was consummated on October 7, 2021.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director and Officer Resignations

In connection with the Separation, each of Jeremy Rossen and Vithya Aubee resigned as directors of the Company’s board of directors (the “Board”), effective October 7, 2021. Jeremy Rossen also resigned as President of the Company, effective October 7, 2021.

Director and Officer Appointments

Effective October 7, 2021, the Board appointed the following four directors (in addition to Scott Turicchi and Stephen Ross, each of whom continues to serve as a director of the Company): Douglas Bech, Elaine Healy, Nate Simmons and Pamela Sutton-Wallace.

In connection with their joining the Board, in addition to Mr. Ross who has already been appointed as a member of the Audit Committee, the directors have been appointed to the Audit, Compensation and Environmental, Social and Corporate Governance (“ESG”) Committees of the Board (the “Committees”). The current composition of the Committees is as follows:

•	the Audit Committee consists of Mses. Healy and Sutton-Wallace and Mr. Ross, with Ms. Healy serving as the chair of the Audit Committee;

•	the Compensation Committee consists of Messrs. Ross and Bech and Ms. Healy, with Mr. Ross serving as chair of the Compensation Committee; and

•	the ESG Committee consists of Mses. Sutton-Wallace and Healy and Messrs. Bech and Simmons, with Ms. Sutton-Wallace serving as chair of the ESG Committee.

There are no arrangements or understandings between any director and any other persons pursuant to which any director was selected as a director. There are no transactions in which any director has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

Each of the directors, other than Mr. Turicchi, will receive compensation for service as the Company’s non-executive directors under the terms of the Company’s non-executive director compensation program, which is described under the “Non-Executive Director Compensation Program” below.

Effective October 7, 2021, the individuals listed below have been confirmed and/or appointed, to serve in the following positions:

•	Scott Turicchi, Chief Executive Officer and Interim Chief Financial Officer

•	John Nebergall, Chief Operating Officer

•	Steve Emberland, Controller

Mr. Emberland, age 53, recently joined as our Vice President, Controller and Principal Accounting Officer overseeing accounting, SEC reporting, payroll and treasury. Prior to joining Consensus, Mr. Emberland was an executive and the Vice President of Finance & Administration at SoundHound Inc., a global leader in voice AI solutions. At SoundHound, Mr. Emberland was responsible for finance, HR, tax, treasury, accounting, facilities and office administration. He also served as SoundHound’s Corporate Controller until July 2018. Prior to joining SoundHound, Mr. Emberland served as the Director of Finance, Corporate Controller at Selectica, a cloud provider of source to pay and contract management solutions. Prior to Selectica, he held various senior finance roles in publicly-traded companies including Aspect Development and Covad Communications with responsibilities that included treasury, cash management, taxation, accounting, SEC reporting and technical accounting. Mr. Emberland has a BA in Business Economics from UC Santa Barbara and is a CPA (active) in the State of California.

Biographical information for Messrs. Turicchi and Nebergall and the relevant compensation information can be found in the Information Statement in the sections entitled “Management—Our Executive Officers Following the Distribution” and “Executive Compensation—Executive Compensation Arrangements Following the Separation”, respectively. Such descriptions are incorporated herein by reference. Information regarding conversion of equity awards in connection with the Separation with respect to our executive officers is disclosed and incorporated by reference from the “Treatment of J2 Global Equity-Based Awards at the Time of Separation” section of the Information Statement. Additional information regarding compensatory plans in which our executive officers participate is summarized below.

2021 Equity Incentive Plan

The Company has adopted the 2021 Equity Incentive Plan (the “Equity Plan”), which became effective as of the Distribution. A summary of the Equity Plan can be found in the Information Statement in the section entitled “Consensus 2021 Equity Incentive Plan” on pages 95-99 thereof. Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Equity Plan, which is attached hereto as Exhibit 10.6 and is incorporated by reference into this item 5.02.

2021 Employee Stock Purchase Plan

The Company has also adopted the 2021 Employee Stock Purchase Plan (the “ESPP”), which became effective as of the Distribution. A summary of the ESPP can be found in the Information Statement in the section entitled “Consensus 2021 Employee Stock Purchase Plan” on pages 100-101 thereof. Such description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the ESPP, which is attached hereto as Exhibit 10.7 and is incorporated by reference into this item 5.02.

Non-Executive Director Compensation Program

In connection with the Separation, on October 7, 2021, the Board adopted a program regarding the compensation payable to its non-executive directors (the “Non-Executive Director Compensation Program”). The Non-Executive Director Compensation Program provides for:

Annual Cash Retainer	$50,000 payable quarterly in arrears

Chair of the Board Annual Cash Retainer	$50,000 payable quarterly in arrears

Committee Chair Cash Retainers	$30,000 for chairing the Audit Committee $20,000 for chairing the Compensation Committee $20,000 for chairing the ESG Committee

Annual Equity Retainer	$200,000 delivered in the form of restricted shares, which fully vest on the first anniversary of the date of grant

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 7, 2021, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and its Bylaws (the “Amended and Restated Bylaws”). A description of certain provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found on pages 119-122 of the Company’s Information Statement under the section entitled “Description of Consensus’ Capital Stock,” which is incorporated by reference into this Item 5.03. The descriptions contained therein and herein are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, each of which is incorporated by reference into this Item 5.03.

Item 5.05. Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Separation, the Board adopted the Company’s Code of Business Conduct and Ethics, which is applicable to all employees, officers and directors of the Company and a copy of which is available on the Company’s website at www.consensus.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 8.01 Other Events.

Press Release

On October 8, 2021, the Company issued a press release announcing the completion of the Distribution and the commencement of the Company’s existence as an independent company. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Separation and Distribution Agreement, dated as of October 7, 2021, by and between Ziff Davis, Inc. and Consensus Cloud Solutions, Inc.

3.1	Amended and Restated Certificate of Incorporation of Consensus Cloud Solutions, Inc.

3.2	Amended and Restated Bylaws of Consensus Cloud Solutions, Inc.

4.1	2026 Notes Indenture, dated as of October 7, 2021, by and between Consensus Cloud Solutions, Inc. Wilmington Trust, National Associate, and the Guarantors named therein.

4.2	2028 Notes Indenture, dated as of October 7, 2021, by and between Consensus Cloud Solutions, Inc. Wilmington Trust, National Associate, and the Guarantors named therein.

4.3	Form of 2026 Note (included in Exhibit 4.1).

4.4	Form of 2028 Note (included in Exhibit 4.2).

10.1*	Transition Services Agreement, dated as of October 7, 2021, by and between Ziff Davis, Inc. and Consensus Cloud Solutions, Inc.

10.2	Tax Matters Agreement, dated as of October 7, 2021, by and between Ziff Davis, Inc. and Consensus Cloud Solutions, Inc.

10.3*	Employee Matters Agreement, dated as of October 7, 2021, by and between Ziff Davis, Inc. and Consensus Cloud Solutions, Inc.

10.4	Intellectual Property License Agreement, dated as of October 7, 2021, by and between Ziff Davis, Inc. and Consensus Cloud Solutions, Inc.

10.5	Stockholder and Registration Rights Agreement, dated as of October 7, 2021, by and between Ziff Davis, Inc. and Consensus Cloud Solutions, Inc.

10.6	Consensus Cloud Solutions, Inc. 2021 Equity Incentive Plan

10.7	Consensus Cloud Solutions, Inc. 2021 Employee Stock Purchase Plan

99.1	Press Release, dated October 8, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits to the Separation and Distribution Agreement, Transition Services Agreement and Employee Matters Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consensus Cloud Solutions, Inc. (Registrant)

Date: October 8, 2021	By:	/s/ Vithya Aubee
Vithya Aubee Vice President, Secretary